As filed with the Securities and Exchange Commission on July 19, 2000. Registration No. 333-3074
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    FORM 8-K
                                 JUNE 30, 2000

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
--------------------------------------------------------------------------------


         Date of Report (Date of earliest event reported) June 30, 2000

                                  NEXLAND, INC.
             (Exact Name of registrant as specified in its charter)

   Arizona                       333-3074                    65-0782410
(State of other             (Commission File        (IRS Employer Identification
jurisdiction of                  Number)                      Number)
incorporation)
                              1101 Brickell Avenue
                             Suite 200, North Tower

                              Miami, Florida 33131
                    (Address of principal executive offices)

                               Tel: (305) 358-7771
                         (Registrant's telephone number)

                            20801 Biscayne Boulevard
                             Aventura, Florida 33180
          (Former name or former address, if changed since last report)

Item 1.           Change in Control of Registrant.
                  Not applicable

Item 2.           Acquisition or Disposition of Assets.
                  Not applicable

Item 3.           Bankruptcy or Receivership.
                  Not applicable

Item 4.           Changes in Registrant's Certifying Accountant.
                  Not applicable

Item 5.           Other Events.
                  On June 30, 2000, the Company and Enrique Dillon, (the "Executive") the Chief Executive Officer entered into a Severance Agreement and Release wherein Enrique Dillon forfeited the 1,170,000 shares of common stock issued pursuant to the Employment Agreement.

                  The Company agreed to issue 500,000 shares of common stock to Enrique Dillon and to register them on the Company's next registration statement, which shall remain effective for a period of one year.

                  The Executive shall have the right to immediately sell 250,000 shares of common stock, subject only to the restrictions imposed by applicable securities laws and regulations. The remaining 250,000 shares of common stock may not be sold on the public markets until November 30, 2000, again subject only to the restrictions imposed by applicable securities laws and regulations.

                  On July 14, 2000, Richard G. Steeves, resigned his position as a member of the Board of Directors, effective immediately.

Item 6.           Resignation of Registrant's Director.
                  Not applicable

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements

         (b)      Pro Forma Financial Statements

         (c)      Exhibits

Exhibit No.                    Description
----------                     ------------

       17         Resignation of Director

       17.1       Letter of Richard G. Steeves dated July 17, 2000

       99         Severance Agreement and Release of Enrique Dillon

                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  NEXLAND, INC.

                                                  By: /s/ Martin Dell'oca
                                                      --------------------------
                                                       Martin Dell'oca

Dated:   July 19, 2000

         Nexland, Inc.
         1101 Brickell Avenue
         Suite 200, North Tower
         Miami, Florida 33131